UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 25, 2008
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                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On January 25, 2008, the Board of Directors of Salisbury Bank and Trust Company (the "Bank"), the wholly-owned banking subsidiary of Salisbury Bancorp, Inc. (the "Corporation"), approved an Amended and Restated Supplemental
Retirement Plan Agreement (the "Amended Agreement") with John F. Perotti, Chairman and Chief Executive Officer of the Bank and the Corporation. The purpose of the Amended Agreement is to bring the Supplemental Retirement Plan Agreement dated as of June 29, 1994, filed on April 23, 1998 as Exhibit 10 to the Corporation's Registration Statement on Form S-4 (No. 333-50857), into compliance with the provisions of Section 409A of the Internal Revenue Code.

         The Amended Agreement provides that following his disability or retirement, Mr. Perotti will receive monthly payments of $1,250 (adjusted annually to reflect the lesser of a five percent (5%) increase or "The Monthly Consumer Price Index for All Urban Consumers, United States City Average, All Items" published by the Bureau of Labor Statistics) for a period of ten (10) years. The Amended Agreement also provides for the payment of a similar amount to Mr. Perotti's surviving spouse or designated beneficiary. The Amended Agreement includes provisions that would prevent Mr. Perotti from working for a competitor in the proximity of the Bank.

         A copy of the Amended Agreement is attached as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Not Applicable.

            (d)   Exhibits.
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                  10.1. Amended  and  Restated   Supplemental   Retirement  Plan
                        Agreement dated January 25, 2008.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: January 30, 2008                SALISBURY BANCORP, INC.


                                       By:    /s/ John F. Perotti
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                                            John F. Perotti
                                            Chairman and Chief Executive Officer


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